UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 28, 2012

LIQUIDMETAL TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-31332	33-0264467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30452 Esperanza
Rancho Santa Margarita, California 92688
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

As described more fully below under Item 5.07 of this Current Report on Form 8-K, on June 28, 2012, the stockholders of Liquidmetal Technologies, Inc. (the “Company”) approved an amendment to the Certificate of Incorporation of the Company (the “Amendment”) increasing the number of authorized shares of common stock from 300 million to 400 million.

The description of the Amendment set forth above is qualified in its entirety by the text of the Amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to aVote of Security Holders.

On June 28, 2012, the Company held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders (i) elected five directors to the Company’s board of directors, (ii) approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 300 million to 400 million, (iii) approved the Company’s 2012 Equity Incentive Plan (attached hereto as Exhibit 10.1 and incorporated herein by reference), and (iv) ratified the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for fiscal year 2012, each as more fully described below.

Item No. 1:	Proposal to elect five directors to the Company’s Board of Directors to serve until the Annual Meeting of Stockholders in 2013.

Nominee	For	Withheld	Broker Non- Votes
Scott Gillis	61,577,712	10,817,206	69,005,392
Mark Hansen	61,826,000	10,568,918	69,005,392
Abdi Mahamedi	60,114,383	12,280,535	69,005,392
Ricardo Salas	59,437,360	12,957,558	69,005,392
Thomas Steipp	58,290,129	14,104,789	69,005,392

Item No. 2	Proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 300 million to 400 million.

Common Stock, voting as a separate class

For	Against	Abstain	Broker Non- Votes
95,225,006	32,032,077	174,117	0

Common Stock, voting together with Series A Preferred Stock (with Series A Preferred Stock voting on an as converted to Common Stock basis)

For	Against	Abstain	Broker Non- Votes
109,082,608	32,032,077	285,625	0

Item No. 3	Proposal to approve the Company’s 2012 Equity Incentive Plan.

For	Against	Abstain	Broker Non- Votes
55,360,881	16,805,541	228,496	69,005,392

Item No. 4	Ratification of SingerLewak LLP as independent registered public accounting firm for fiscal year 2012.

For	Against	Abstain	Broker Non- Votes
123,711,479	16,747,702	941,129	0

Item 9.01	Exhibits

(d) Exhibits

Exhibit No	Description
3.1	Second Certificate of Amendment to the Certificate of Incorporation of Liquidmetal Technologies, Inc.
10.1	Liquidmetal Technologies, Inc. 2012 Equity Incentive Plan

Exhibit Index

Exhibit No	Description
3.1	Second Certificate of Amendment to the Certificate of Incorporation of Liquidmetal Technologies, Inc.
10.1	Liquidmetal Technologies, Inc. 2012 Equity Incentive Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

	By:	/s/ Thomas Steipp
Thomas Steipp,
President and Chief Executive Officer

Date: July 2, 2012